Exhibit 10.61
REVOLVING CREDIT NOTE

$12,500,000.00	Boston, Massachusetts
June 26, 2006
     FOR VALUE RECEIVED, the undersigned (the “Borrower”) promises to pay to the order of Wells Fargo Retail Finance, LLC (with any subsequent holder, the “Lender”), One Boston Place, 19th Floor, Boston, Massachusetts 02108, the maximum principal sum of Twelve Million Five Hundred Thousand and 00/100 Dollars ($12,500,000.00) or, if less, the aggregate unpaid principal balance of loans and advances made by the Lender to or for the account of the Borrower pursuant to the revolving credit established pursuant to the Loan and Security Agreement dated of even date herewith (as such may be amended, modified, supplemented or restated hereafter, the “Loan Agreement”) by and between the Borrower and the Lender, with interest at the rate and payable in the manner stated therein. The loans and advances shall be repaid as provided in the Loan Agreement.
     This “Revolving Credit Note” is subject to all terms and provisions of the Loan Agreement. The principal of, and interest on, this Revolving Credit Note shall be payable as provided in the Loan Agreement and shall be subject to acceleration as provided therein. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Loan Agreement.
     The Lender’s books and records concerning loans and advances pursuant to the Loan Agreement, the accrual of interest thereon, and the repayment of such loans and advances, shall be prima facie evidence of the indebtedness hereunder.
     No delay or omission by the Lender in exercising or enforcing any of the Lender’s powers, rights, privileges, remedies, or discretions hereunder shall operate as a waiver thereof on that occasion nor on any other occasion. No waiver of any default hereunder shall operate as a waiver of any other default hereunder, nor as a continuing waiver.
     The Borrower, and each endorser and guarantor of this Revolving Credit Note, waives presentment, demand, notice, and protest, and also waives any delay on the part of the holder hereof. The Borrower assents to any extension or other indulgence (including, without limitation, the release or substitution of Collateral) permitted by the Lender with respect to this Revolving Credit Note and/or any Collateral or any extension or other indulgence with respect to any other liability or any Collateral given to secure any other liability of the Borrower or any other Person obligated on account of this Revolving Credit Note.
     This Revolving Credit Note shall be binding upon the Borrower, and each endorser and guarantor hereof, and upon their respective successors and assigns, and shall inure to the benefit of the Lender and its successors, endorsees, and assigns.
     The liabilities of the Borrower, and of any endorser or guarantor of this Revolving Credit Note, are joint and several, provided, however, the release by the Lender of any one or more such Persons shall not release any other Person obligated on account of this Revolving Credit Note. Each reference in this Revolving Credit Note to the Borrower, any endorser, and any guarantor, is to such Person individually and also to all such Persons jointly. No Person obligated on account of this Revolving Credit Note may seek contribution from any other Person also obligated unless and until all liabilities, obligations and indebtedness to the Lender of the Person from whom contribution is sought have been satisfied in full.
     THIS REVOLVING CREDIT NOTE SHALL BE GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OR CHOICE OF LAWS) AND SHALL TAKE EFFECT AS A SEALED INSTRUMENT.

     The Borrower makes the following waiver knowingly, voluntarily, and intentionally, and understands that the Lender, in the establishment and maintenance of its relationship with the Borrower contemplated by this Revolving Credit Note, is relying thereon. THE BORROWER, AND EACH GUARANTOR, ENDORSER AND SURETY, WAIVES THE RIGHT TO A JURY IN ANY TRIAL OF ANY CASE OR CONTROVERSY IN WHICH THE LENDER IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE LENDER OR IN WHICH THE LENDER IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF OR IS IN RESPECT OF, ANY RELATIONSHIP AMONG OR BETWEEN THE BORROWER OR ANY OTHER PERSON AND LENDER LIKEWISE WAIVES THE RIGHT TO A JURY IN ANY TRIAL OF ANY SUCH CASE OR CONTROVERSY.
[SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Borrower has caused this Revolving Credit Note to be duly executed as of the date set forth above as a sealed instrument.

BORROWER

REDENVELOPE, INC., a Delaware corporation

By:	/s/ Polly Boe

Print Name:	Polly Boe

Title:	Chief Financial Officer
Signature Page to the Revolving Credit Note